UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2024

Star Alliance International Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2900 West Sahara Avenue, #800 Las Vegas, NV 89102
(Address of principal executive offices)

(833) 443-7827
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02	Resignation of Director and Officer

On August 28, 2024, Mr. Bryan Capelli resigned his position as a Director of the Corporation. There was no known disagreement with Mr. Capelli on any matter relating to our operations, policies or practices.

On August 30, 2024, Ms. Themis Glatman resigned her position as an officer and Director of the Corporation. There was no known disagreement with Ms. Glatman on any matter relating to our operations, policies or practices.

Item 5.02	Appointment of a New Director

On September 2, 2024, the Board of Directors appointed Mr. Robert O. Mayer as a Director and Compliance Officer of the Company.

Robert O. Mayer is a Partner Emeritus of Prager Metis, a member of Prager Metis International Group. Prior to retiring in December of 2022 he served as Co-Lead of the CFO Advisory Services. Mr. Mayer has over forty years of experience in the accounting profession.

Mr. Mayer’s entrepreneurial spirit and innovative growth strategies are among the many assets that he has provided to his clients. In 1973, Mr. Mayer started his accounting career at a then big 8 accounting firm before joining an accounting firm as its second staff person and helped the firm grow to 40 employees within five years. Mr. Mayer spent five years as a staff member at Prager and Fenton. Mr. Mayer went on to be the chief financial officer for a Long Island company; he helped that company expand from one location to five and increase sales from $12 million to $60 million over five years.

Mr. Mayer has been included in Long Island Business News’ “Who’s Who in Accounting” and was recognized by the publication in 2010 as among Long Island’s highest achieving “50 Around 50.”

Prior to joining Prager Metis, Mr. Mayer was the managing partner of Mayer CPAs LLP, which merged with Prager Metis in 2016.

Professional Affiliations

▪	American Institute of Certified Public Accountants

▪	National Conference of CPA Practitioners

Awards

▪	Named Long Island Accounting's "25 Most Powerful People"

Education

▪	BA, Accounting Hofstra University, New York

Civic Affiliations

▪	Alzheimer’s Association – Long Island Chapter – Advisory Board Member

▪	Corporate Committee of the Nassau County Museum of Art – Co-Chair

▪	Hofstra Business School Advisory Board

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corp.

/s/ Anthony L. Anish

Anthony L. Anish
Chief Financial Officer

Date: September 3, 2024

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